UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2005
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No Change

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 31, 2005, Harris Corporation (the “Company” or “Harris”) entered into an Arrangement Agreement, dated August 31, 2005 (the “Agreement”), with Leitch Technology Corporation, a corporation subsisting under the laws of the Province of Ontario (“Leitch”). Subject to the terms and conditions of the Agreement, Harris, through an acquisition subsidiary, will acquire (the “Leitch Acquisition”) all of the outstanding common shares and options of Leitch pursuant to a statutory plan of arrangement (the “Arrangement”). Under the terms of the Agreement, which has been approved by Harris’ and Leitch’s respective board of directors, Harris will pay in cash the amount of C$14.00 per common share for all the outstanding shares of Leitch. Total cash consideration expected to be paid by Harris, net of Leitch’s cash and cash equivalents on hand, will be approximately U.S.$450 million, excluding acquisition costs. Leitch provides high-performance video systems for the television broadcast industry, including routers and distribution equipment, signal processing, signal management and monitoring, servers and storage area networks, branding software and post-production editing systems. Based in Toronto, Canada, Leitch trades on the Toronto Stock Exchange under the symbol “LTV.”
     Harris and Leitch have made customary representations, warranties and covenants in the Agreement, including among others, covenants by Leitch to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Agreement and consummation of the Arrangement. In addition, Leitch has made certain customary covenants, including among others, covenants not to: (i) solicit proposals relating to alternative acquisitions proposals, or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative acquisition proposals. Consummation of the transactions contemplated by the Agreement is conditioned upon, among other things, (1) performance of covenants, (2) accuracy in all material respects of representations and warranties, (3) no change, effect, event, occurrence, state of facts or developments having occurred or coming into existence that is or would be reasonably likely to, have a material adverse effect on Leitch, other than arising from certain changes including in general, political, financial, economic conditions or acts of war, terrorism or sabotage that do not have a disproportionate impact on Leitch or from announcement of the Arrangement, (4) receipt of all required regulatory approvals, including among others, under the Hart-Scott-Rodino Antitrust Improvements Act, (5) absence of any law or order making the Arrangement illegal or prohibiting the consummation of the Arrangement or imposing damages related to the Arrangement that causes a material adverse effect on the party that is subject to such damages, (6) approval of Leitch’s shareholders, (7) exercise of dissent rights with respect to not more than 10% of the common shares of Leitch in connection with the Arrangement, and (8) approval from the Ontario Superior Court of Justice.
     The Leitch Acquisition is expected to close during the second quarter of the Company’s fiscal year 2006. Either party may, as long as it is not in breach of its obligations under the Agreement, terminate the Agreement if the closing does not occur on or before November 30, 2005, which date shall be extended to December 31, 2005 if the closing has not occurred because of the failure to obtain regulatory approvals. The Agreement contains additional termination rights for both Harris and Leitch and further provides that, upon termination of the Agreement under specified circumstances, Leitch must pay to Harris a termination fee equal to C$14.8 million or in other circumstances, a party must reimburse the other for transaction expenses up to C$2.5 million. Under the Arrangement Agreement, Harris has, subject to certain conditions, the right to match a superior proposal to acquire Leitch made by a third party. Upon any such termination, the parties retain their right to seek remedies for breaches of the Agreement prior to its termination. The Agreement contains customary provisions prohibiting Leitch from soliciting competing acquisition proposals but, in certain circumstances, allows the Board of Directors of Leitch to accept and recommend a superior proposal in accordance with the terms of the Agreement if doing so is consistent with its fiduciary duties and upon payment to Harris of the termination fee of C$14.8 million.
     No assurances can be given that the Leitch Acquisition will be consummated or, if such acquisition is consummated, as to the final terms of such acquisition. A copy of the Agreement is attached to this Current Report as Exhibit 2.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.
Item 7.01. Regulation FD Disclosure.
     A press release dated August 31, 2005 discussing the Agreement and the Leitch Acquisition is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statement
     Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements in this Current Report on Form 8-K include the timing of the closing of the Leitch Acquisition. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Except as otherwise required by law, Harris disclaims any intention or obligation or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
2.1	Arrangement Agreement, dated as of August 31, 2005, by and between Harris Corporation and Leitch Technology Corporation.

99.1	Press Release, issued by Harris Corporation on August 31, 2005 (furnished pursuant to Item 7.01 and not filed).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
By:	/s/ BRYAN R. ROUB
	Name:	Bryan R. Roub
	Title:	Senior Vice President and Chief Financial Officer

Date: September 2, 2005

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Arrangement Agreement, dated as of August 31, 2005, by and between Harris Corporation and Leitch Technology Corporation.

99.1	Press Release, issued by Harris Corporation on August 31, 2005 (furnished pursuant to Item 7.01 and not filed).

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